UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2005
DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-32678 (Commission File Number)	03-0567133 (IRS Employer Identification No.)
370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 633-2900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On December 16, 2005, Messrs. Milton Carroll, Derrill Cody, Frank A. McPherson, Thomas C. Morris and Michael J. Panatier were elected to serve as outside directors of DCP Midstream GP, LLC (the “General Partner”), the general partner of the general partner of DCP Midstream Partners, LP (the “Partnership”).
There is no arrangement or understanding between Messrs. Carroll, Cody, McPherson, Morris and Panatier and any other persons pursuant to which they were selected as directors. There are no relationships between Messrs. Carroll, Cody, McPherson, Morris and Panatier and the General Partner, the Partnership or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.
A copy of the press release announcing the appointments of Messrs. Carroll, Cody, McPherson, Morris and Panatier, dated December 19, 2005, is attached hereto as exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated December 19, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP
By:	DCP MIDSTREAM GP, LP
its General Partner

By:	DCP MIDSTREAM GP, LLC
its General Partner

By:	/s/ Michael S. Richards
	Name:	Michael S. Richards
	Title:	Vice President, General Counsel and Secretary

December 21, 2005

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated December 19, 2005.